UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2022

ARTESIAN RESOURCES CORP
(Exact name of registrant as specified in its charter)

Delaware	000-18516	51-0002090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Churchmans Road Newark, Delaware	19702
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (302) 453-6900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARTNA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On August 12, 2022, Artesian Water Company, Inc. (“Artesian Water”), a wholly owned subsidiary of Artesian Resources Corporation, entered into three Financing Agreements (the “Financing Agreements”) with the Delaware Drinking Water State Revolving Fund (the “Fund”), acting by and through the Delaware Department of Health & Social Services, Division of Public Health, a public agency of the state of Delaware (the “Department”).  The Department makes loans to, and acquires obligations of, eligible persons in Delaware to finance the costs of drinking water facilities in accordance with the Federal Safe Drinking Water Act using funds from the Fund.

Under the Financing Agreements, the Department has agreed to advance to Artesian Water up to $966,000, $1,167,000 and $3,200,000 (collectively, the “Loans”) from the Fund to finance all or a portion of the costs to replace specific water transmission mains in service areas located in New Castle County, Delaware (collectively, the “Projects”).  In accordance with the Financing Agreements, Artesian Water will from time to time request funds under the Loans as it incurs costs in connection with the Projects.  In connection with the Financing Agreements, Artesian Water issued to the Department three General Obligation Notes dated as of August 12, 2022 (the “Notes”).  Under the Notes, borrowings under the Financing Agreements bear interest at a rate of 1.0% per annum and are further subject to an administrative fee at a rate of 1.0% per annum (collectively, interest and the administrative fee are referred to herein as “Fee”).  The Fee shall be paid semiannually on each February 1 and August 1, beginning on February 1, 2023 (each, a “Payment Date”).  Artesian Water is obligated to pay only the Fee during the period commencing on August 12, 2022 and including the Payment Date following the date on which the projects are actually completed. After the end of such period, in addition to the Fee, Artesian Water will begin making principal payments semiannually on each Payment Date on the outstanding principal amounts of the Loans in accordance with the terms of the Notes. If by August 12, 2023, Artesian Water has not drawn down the principal amount of a Note by more than ten percent of the Project Costs, the Department may in its discretion asses a penalty of one percent (1%) of the total principal amount of such Note.  The Notes will mature on February 1, 2043.

The Financing Agreements contain certain covenants that are binding on Artesian Water (which are in some cases subject to certain exceptions), including, but not limited to, affirmative obligations to maintain its legal existence, to maintain proper books of record and account, to deliver certain officer’s certificates to the Department as to the nonexistence of an event of default under the Financing Agreements, and to consult with the Department in the event that Artesian Water is required to borrow additional funds in order to complete the Projects.

The Financing Agreements contain customary events of default (which are in some cases subject to certain exceptions and cure periods), including, but not limited to, nonpayment of principal, interest or any administrative fee, failure to perform or observe covenants, breaches of representations and warranties, and certain bankruptcy-related events or other relief proceedings.  If an event of default shall have occurred and be continuing, the Department may, in addition to any other remedies provided in the Financing Agreements or by law, discontinue advances under the Financing Agreements and declare immediately due and payable all amounts due or to become due under the Financing Agreements and the Notes.

The foregoing description of the Financing Agreements and the Notes is qualified in its entirety by reference to the Financing Agreements and the Notes, which are attached hereto as Exhibits 10.1 through 10.6, respectively, and are incorporated by reference into this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
10.1
Financing Agreement, Loan No. 22000030, dated as of August 12, 2022, between Artesian Water Company, Inc. and Delaware Drinking Water State Revolving Fund, acting by and through the Delaware Department of Health & Social Services, Division of Public Health.

10.2
General Obligation Note (New Castle County Water Main Transmission Replacements Projects), Series 2022A-DWSRF, dated as of August 12, 2022, issued by Artesian Water Company, Inc. in favor of Delaware Drinking Water State Revolving Fund, acting by and through the Delaware Department of Health & Social Services, Division of Public Health.

10.3
Financing Agreement, Loan No. 22000029, dated as of August 12, 2022, between Artesian Water Company, Inc. and Delaware Drinking Water State Revolving Fund, acting by and through the Delaware Department of Health & Social Services, Division of Public Health.

10.4
General Obligation Note (New Castle County Water Main Transmission Replacements Projects), Series 2022B-DWSRF, dated as of August 12, 2022, issued by Artesian Water Company, Inc. in favor of Delaware Drinking Water State Revolving Fund, acting by and through the Delaware Department of Health & Social Services, Division of Public Health.

10.5
Financing Agreement, Loan No. 22000028, dated as of August 12, 2022, between Artesian Water Company, Inc. and Delaware Drinking Water State Revolving Fund, acting by and through the Delaware Department of Health & Social Services, Division of Public Health.

10.6
General Obligation Note (New Castle County Water Main Transmission Replacements Projects), Series 2022C-DWSRF, dated as of August 12, 2022, issued by Artesian Water Company, Inc. in favor of Delaware Drinking Water State Revolving Fund, acting by and through the Delaware Department of Health & Social Services, Division of Public Health.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION
Date: August 15, 2022	By: /s/ David B. Spacht
David B. Spacht
Chief Financial Officer